SECOND AMENDMENT TO TERM LOAN AGREEMENT
THIS SECOND AMENDMENT TO TERM LOAN AGREEMENT (this “Agreement”), dated as of February [28], 2023, is entered into among NEUROPACE, INC., a Delaware corporation (“Borrower”), the Lenders party hereto and CRG SERVICING LLC, as administrative agent and collateral agent (the “Agent”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Term Loan Agreement (as defined below).

RECITALS

WHEREAS, Borrower, the Subsidiary Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Agent have entered into that certain Term Loan Agreement, dated as of September 24, 2020 (as amended, restated, supplemented or modified from time to time, the “Term Loan Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend the Term Loan Agreement to provide for certain modifications thereto; and

WHEREAS, the Lenders are willing to amend the Term Loan Agreement subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendments to Term Loan Agreement.

(a)    Section 1.01 of the Term Loan Agreement is hereby amended by adding the following defined term in the appropriate alphabetical order:

“DIXI Distribution Agreement” means that certain Exclusive Distribution Agreement, effective as of August 9, 2022, by and between the Borrower and DIXI Medical USA Corp, a Delaware corporation.

(b)    Section 3.02(a) of the Term Loan Agreement is hereby amended by replacing the text “at a rate per annum equal to twelve and one half of one percent (12.50%)” with the text “at a rate per annum equal to thirteen and one half of one percent (13.50%)”.

(c)    Section 3.02(d) of the Term Loan Agreement is hereby amended by replacing the text “(ii) thereafter (A) seven and one half of one percent (7.50%) per annum interest in cash and (B) five percent (5.00%) per annum interest as a PIK Loan” with the text “(ii) thereafter (A) eight and one half of one percent (8.50%) per annum interest in cash and (B) five percent (5.00%) per annum interest as a PIK Loan”.

(d)    Section 10.02 of the Term Loan Agreement is hereby amended by replacing the text “annual consolidated Revenue from sales and usage of the Product” with the text “annual Revenue in the aggregate (x) from sales and usage of the Product and (y) under the DIXI Distribution Agreement”.

(e)    Section 10.02(c) of the Term Loan Agreement is hereby amended by replacing the text “$60,000,000” with the text “$45,000,000”.

2.    Conditions Precedent. The effectiveness of this Agreement shall be subject to the satisfaction of each of the following conditions precedent:
(a)    receipt by the Agent of counterparts of this Agreement duly executed by the Obligors, the Majority Lenders and the Agent; and
NEUROPACE, INC.
SECOND AMENDMENT TO TERM LOAN AGREEMENT

(b)    the representations and warranties in Section 5(c) shall be true and correct on the date hereof.
3.    Expenses. The Obligors agree to reimburse the Agent for all reasonable fees, charges and disbursements of the Agent in connection with the preparation, execution and delivery of this Agreement, including the reasonable fees, charges and disbursements of Moore & Van Allen PLLC.

4.    Reaffirmation. Each of the Obligors acknowledges and reaffirms (a) that it is bound by all of the terms of the Loan Documents to which it is a party and (b) that it is responsible for the observance and full performance of all Obligations, including without limitation, the repayment of the Loans. Furthermore, the Obligors acknowledge and confirm (i) that the Agent and the Lenders have performed fully all of their obligations under the Term Loan Agreement and the other Loan Documents arising on or before the date hereof other than their respective obligations specifically set forth in this Agreement and (ii) that by entering into this Agreement, the Agent and the Lenders do not, except as expressly set forth herein, waive or release any term or condition of the Term Loan Agreement or any of the other Loan Documents or any of their rights or remedies under such Loan Documents or any applicable law or any of the Obligations of the Obligors thereunder.

5.    Miscellaneous.

(a)    The Term Loan Agreement and the Obligations of the Obligors thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms, as amended by this Agreement. This Agreement is a Loan Document.

(b)    Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its Obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its Obligations under the Term Loan Agreement or the other Loan Documents.

(c)    The Obligors represent and warrant to the Agent and the Lenders that:

(i)    each Obligor has taken all necessary corporate, limited liability company or other organizational action to authorize the execution, delivery and performance of this Agreement;

(ii)    this Agreement has been duly executed and delivered by each Obligor and constitutes a legal, valid and binding obligation of each Obligor, enforceable against each such Obligor in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting enforceability of creditors’ rights generally and to general principles of equity;

(iii)    no approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Obligor of this Agreement other than (A) those that have already been obtained and are in full force and effect and (B) those that may be required under any applicable notices under securities laws; and

(iv)    (A) the representations and warranties of each Obligor contained in Section 7 of the Term Loan Agreement or in any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (and in all respects if any such representation and warranty is already qualified by materiality or reference to Material Adverse Change or Material Adverse Effect) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation and warranty is already qualified by materiality or reference to Material Adverse Change or

Material Adverse Effect) as of such earlier date and (B) no event has occurred and is continuing which constitutes a Default or an Event of Default.

        (d)    Each of the Obligors hereby affirms the Liens created and granted in the Loan Documents in favor of the Agent, for the benefit of the Secured Parties, and agrees that this Agreement does not adversely affect or impair such Liens and security interests in any manner.

(e)    This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

(f)    If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(g)    THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
BORROWER:    NEUROPACE, INC.

By: /s/ Rebecca Kuhn

Name: Rebecca Kuhn
Title:    Chief Financial Officer and Vice President, Finance and Administration

AGENT:     CRG SERVICING LLC

By:    /s/ Nathan Hukill
Name:    Nathan Hukill
    Title:    Authorized Signatory
LENDERS:    CRG PARTNERS IV L.P.
            By: CRG PARTNERS IV GP L.P., its general partner
By: CRG PARTNERS IV GP LLC, its general partner

By:    /s/ Nathan Hukill
    Name:    Nathan Hukill
        Title:    Authorized Signatory
CRG PARTNERS IV – PARALLEL FUND “C” (CAYMAN) L.P.
    By: CR GROUP L.P., its investment advisor

By:    /s/ Nathan Hukill
    Name:    Nathan Hukill
        Title:    Authorized Signatory
        CRG PARTNERS IV – CAYMAN LEVERED L.P.
            By: CRG PARTNERS IV (CAYMAN) GP L.P., its general partner
By: CRG PARTNERS IV GP LLC, its general partner

By:    /s/ Nathan Hukill
    Name:    Nathan Hukill
        Title:    Authorized Signatory